Exhibit 10.4

AMENDMENT Number TWO TO
amended and restated forbearance AGREEMENT

This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED FORBEARANCE AGREEMENT (this “Amendment”) is dated as of May [14], 2024, and is entered into among VINTAGE WINE ESTATES, INC., a Nevada corporation ("Holdings"), VINTAGE WINE ESTATES, INC., a California corporation ("Borrower Agent"), each Subsidiary of Borrower Agent party to this Agreement (together with Borrower Agent, each a "Borrower" and, collectively, the "Borrowers"), the financial institutions party to this Amendment as lenders (the "Consenting Lenders"), and BMO BANK N.A., as successor in interest to Bank of the West (“BMO”), as administrative agent, documentation agent, syndication agent and collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdings, Borrowers, Lenders, and Agent are parties to that certain Forbearance Agreement, dated as of February 28, 2024 (the “Original Forbearance Agreement”), which was amended and restated pursuant to that certain Amended and Restated Forbearance Agreement, dated as of April 2, 2024, as amended by that certain Amendment Number One to Amended and Restated Forbearance Agreement (the “A&R Forbearance Agreement”).

WHEREAS, the Original Forbearance Agreement was entered into as the result of Designated Defaults (as that term is defined in the Original Forbearance Agreement) that occurred under the Loan Agreement (as that term is defined in the Forbearance Agreement) and the A&R Forbearance Agreement was entered into, in part, as a result of the Additional Designated Defaults (as that term is defined in the A&R Forbearance Agreement). The Additional Designated Defaults are deemed included in the Designated Defaults.

WHEREAS, Obligors have requested that Agent and the Consenting Lenders (i) extend the deadline for the delivery of the fully executed deposit account control agreements as required under Section 7(g) of the A&R Forbearance Agreement to the last day of the Forbearance Period, and (ii) agree to apply the Forbearance through the end of the Forbearance Period to the Events of Default under Section 11.1(c) of the Loan Agreement resulting from the Obligors' failure to maintain Liquidity of not less than $25,000,000 as of March 31, 2024, as required by Section 10.3.2 of the Loan Agreement and Adjusted EBITDA of not less than $27,000,000 for the three Fiscal Quarter period ended March 31, 2024, as required by Section 10.3.3 of the Loan Agreement (the "Financial Covenant Events of Default").

WHEREAS, Agent and the Consenting Lenders have agreed to Obligors’ requests pursuant to the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.
Definitions. All terms which are defined in the A&R Forbearance Agreement and the Loan Agreement, as applicable, shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. The terms below shall be defined as follows:

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“Amendment” shall have the meaning in the preamble to this Amendment Number Two to Amended and Restated Forbearance Agreement.

“Amendment Number Two Effective Date” means the date that this Amendment has been executed by Obligors.

2.
Amendments.
2.1
The term “Designated Defaults” as used in the A&R Forbearance Agreement is amended to include the Financial Covenant Events of Default.
2.2
Section 7(g) of the A&R Forbearance Agreement is amended by replacing May 15, 2024, with June 4, 2024.
3.
Forbearance Fees. As consideration for the amendments under this Amendment, the Obligors will pay fees (the "Fourth Forbearance Fees") to the Agent pursuant to that certain Forbearance Fee Letter Number Four, of even date herewith, between Borrower Agent and Agent (the " Forbearance Fee Letter Number Four") which shall include a one-time payment to the Agent for the benefit of the Consenting Lenders equal to 2.5 basis points on the Consenting Lenders' outstanding Loans and Commitments as of the date of this Amendment.
4.
Conditions Precedent to Effectiveness of Amendment.
4.1
This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:
A.
Agent shall have received counterparts to this Amendment, duly executed by the Obligors, Agent and Consenting Lenders, as applicable.
B.
Agent shall have received the Fourth Forbearance Fees.
5.
Representations and Warranties. As of the Amendment Number Two Effective Date, each of the Obligors hereby affirms to Agent and the Lenders:
5.1
All of each Obligors’ representations and warranties set forth in the A&R Forbearance Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).
5.2
Except for the Designated Defaults and the Additional Designated Defaults, no event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default.
6.
Reaffirmation of Agent’s Liens. Each Borrower hereby reaffirms the granting of, and, subject to Section 7(g) of the A&R Forbearance Agreement (as amended hereby), represents and warrants to Agent that Agent has, a valid, enforceable and perfected lien on and security interest in all of the Collateral. The Collateral secures all of the presently existing and hereafter arising Obligations of Borrowers owing to Agent and Lenders.

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7.
Reaffirmation of Loan Documents. Each Obligor hereby reaffirms each of the Loan Documents as to which it is a party, including the A&R Forbearance Agreement.
8.
Release by Obligors. Obligors, for themselves, and for their respective agents, servants, officers, directors, shareholders, members, employees, heirs, executors, administrators, agents, successors and assigns forever release and discharge Agent and Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Obligors have, now have, or have acquired, individually or jointly, at any time prior to the date of the execution of this Amendment, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Obligors which:
A.
Arise out of the Loan Documents;
B.
Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or
C.
Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Agent or any Lender or any party acting on behalf of Agent or any Lender committed or omitted prior to the date of this Amendment.
9.
Legal Advice Obtained. The advice of legal counsel has been obtained by each party prior to signing this Amendment and each party executes this Amendment voluntarily, with full knowledge of its significance.
10.
Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute a single document.
11.
Neutral Construction. This Amendment is the product of negotiation among the parties hereto and represents the jointly conceived, bargained-for and agreed upon language mutually determined by the parties to express their intentions in entering into this Amendment. Any ambiguity or uncertainty in this Amendment shall be deemed to be caused by, or attributable to, all parties hereto collectively. In any action or proceeding to enforce or interpret this Amendment, the Agreement shall be construed in a neutral manner, and no term or condition of this Amendment, or the Agreement as a whole, shall be construed more or less favorably to any one party, or group of parties, to this Amendment. In the event any provision contained in this Amendment is determined to be unenforceable by a court competent jurisdiction, then that provision shall be deemed omitted from this Amendment and the remaining provisions of this Amendment shall continue to be in full force and effect.
12.
GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH PARTY HERETO HEREBY AGREES AS SET

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FORTH FURTHER IN SECTIONS 14.13, 14.14, and 14.15 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN, Mutatis mutandis.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

HOLDINGS:

VINTAGE WINE ESTATES, INC.,

a Nevada corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

BORROWERS:

VINTAGE WINE ESTATES, INC.,

a California corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

GROVE ACQUISITION, LLC,

a California limited liability company

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

GIRARD WINERY LLC,

a California limited liability company

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

Amendment Number Two to Amended and Restated Forbearance Agreement

MILDARA BLASS INC.,

a California corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Chief Financial Officer

SPLINTER GROUP NAPA, LLC,

a California limited liability company

By: /s/ Patrick Roney

Name: Patrick Roney

Title: Manager

SABOTAGE WINE COMPANY, LLC,
a California limited liability company

By: /s/ Patrick Roney
Name: Patrick Roney
Title: Manager

VWE CAPTIVE, LLC,
a Nevada limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston
Title: Manager

CALIFORNIA CIDER CO., INC.,

a California corporation

By: /s/ Kristina Johnston

Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

Amendment Number Two to Amended and Restated Forbearance Agreement

THAMES AMERICA TRADING COMPANY LTD.,
a California corporation

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

VINESSE, LLC,
a California limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Vice President, Secretary and Treasurer

MEIER'S WINE CELLARS, INC.,
an Ohio corporation

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Chief Financial Officer

MEIER'S WINE CELLARS ACQUISITION,
LLC,
a Delaware limited liability company

By: /s/ Kristina Johnston
Name: Kristina Johnston

Title: Secretary and Treasurer

Amendment Number Two to Amended and Restated Forbearance Agreement

AGENT AND LENDERS:

BMO BANK N.A., as successor in interest to BANK OF THE WEST,

as Agent and Lender

By: /s/ Ron Freed

Name: Ron Freed

Title: Director

Amendment Number Two to Amended and Restated Forbearance Agreement

AgCountry Farm Credit Services, PCA,
as Lender

By: /s/ Erik Knight
Name: Erik Knight
Title: Vice President Credit Officer

Amendment Number Two to Amended and Restated Forbearance Agreement

Greenstone Farm Credit Services, ACA,
as Lender

By: /s/ Jake Gorter
Name: Jake Gorter
Title: Capital Markets Portfolio Manager

Amendment Number Two to Amended and Restated Forbearance Agreement

Greenstone Farm Credit Services, FLCA,
as Lender

By: /s/ Jake Gorter

Name: Jake Gorter
Title: Capital Markets Portfolio Manager

Amendment Number Two to Amended and Restated Forbearance Agreement

RABO AGRIFINANCE LLC,
as Lender

By: /s/ Jeff Hanson
Name: Jeff Hanson
Its: VP-LFR

Amendment Number Two to Amended and Restated Forbearance Agreement

Compeer Financial, PCA,
as Lender

By: /s/ Jeff Pavlik
Name: Jeff Pavlik
Title: Principal Credit Officer Risk

Amendment Number Two to Amended and Restated Forbearance Agreement

FARM CREDIT MID-AMERICA, PCA,
as Lender

By: /s/ Jessie Thatcher
Name: Jessie Thatcher
Title: Credit Officer Food & Agribusiness

Amendment Number Two to Amended and Restated Forbearance Agreement

HTLF Bank,
as Lender

By: /s/ Travis Moncada
Name: Travis Moncada
Title: SVP/Director

Amendment Number Two to Amended and Restated Forbearance Agreement

FARM CREDIT BANK OF TEXAS,
as Lender

By: /s/ Natalie Mueller
Name: Natalie Mueller
Title: Portfolio Manager

Amendment Number Two to Amended and Restated Forbearance Agreement

COMERICA BANK,
as Lender

By: /s/ Barry Cohen
Name: Barry Cohen
Title: Senior Vice President

Amendment Number Two to Amended and Restated Forbearance Agreement